UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) December 29, 2008

SEARCHLIGHT MINERALS CORP.

(Exact Name of Registrant as Specified in Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

000-30995	98-0232244
(Commission File Number)	(IRS Employer Identification No.)

#120 - 2441 West Horizon Ridge Pkwy.
Henderson, Nevada	89052
(Address of Principal Executive Offices)	(Zip Code)

(702) 939-5247

(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.03  MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

On December 29, 2008, the Board of Directors of Searchlight Minerals Corp. (the “Company”) authorized the revision of the terms of the warrants issued pursuant to certain private placements (the “Private Placements”) of the Company’s securities which took place in February and March of 2007, as described below.

On February 23, 2007, the Company completed a private placement of 575,000 units of its securities resulting in aggregate gross proceeds of $1,725,000.  Each unit consisted of one share of the Company common stock and a purchase warrant to purchase one half of one share (with each whole warrant entitling the subscriber to purchase one additional share for a period of two years from the closing date at an exercise price of $4.50 per share).  The warrants are callable by the Company if its common stock trades above $6.50 per share for 20 consecutive trading days.   The Company paid commissions to agents in connection with the private placement of $111,100 and warrants to purchase 12,300 shares of the Company’s common stock at a price of $4.50 per share, exercisable for a period of two years from the closing date of the private placement.

On February 23, 2007, the Company completed a private placement of 4,520,666 units of its securities, resulting in aggregate gross proceeds of $13,562,002.  Each unit consisted of one share of the Company’s common stock and one half of one share purchase warrant (with each whole warrant entitling the subscriber to purchase on additional share for a period of two years from the closing date at an exercise price of $4.50 per share).  The warrants are callable by the Company if its common stock trades above $6.50 per share for 20 consecutive trading days. The Company also paid commissions to agents in connection with the private placement of $381,990 and warrants to purchase 90,870 shares of our common stock at a price of $4.50 per share, exercisable for a period of two years from the closing date of the private placement.

On March 22, 2007, the Company completed a private placement of 2,226,161 units of its securities resulting in gross proceeds of $6,678,483.  Each unit consisted of one share of the Company’s common stock and one half of one share purchase warrant (with each whole warrant entitling the subscriber to purchase one additional share for a period of two years from the closing date at an exercise price of $4.50 per share).  The warrants issued to subscribers of the offering are callable by the Company if its common stock trades above $6.50 per share for 20 consecutive trading days.  The Company also paid commissions to agents in connection with the private placement of $525,386 and warrants to purchase 75,175 shares of common stock at an exercise price of $4.50 per share for a period of two years from the closing date of the private placement.

In connection with the Private Placements, the Company issued warrants (collectively the “Private Placement Warrants”) to purchase up to 3,839,262 shares of common stock, including 3,660,917 Private Placement Warrants issued to investors (the “Investor Warrants”), and 178,345 Private Placement Warrants issued to participating brokers (the “Broker Warrants”).

As of the date of this Report, the Company has filed a registration statement to cover 3,090,978 of the shares of common stock underlying the Private Placement Warrants.  Such registration statement has most recently been filed as Pre-Effective Amendment #5 with the Securities and Exchange Commission on December 22, 2008.

The following material amendments to the Private Placement Warrants were adopted by the Company’s Board of Directors:

•	the expiration date of the Private Placement Warrants has been extended to March 1, 2010;

•	the exercise price of the Private Placement Warrants has been decreased to $2.40 per share;

•	the call provision in the Investor Warrants is now included in the Broker Warrants; and

•
the call provision in the Private Placement Warrants has been amended so that all of such Private Placement Warrants are callable for cancellation by the Company if the volume weighted average price of the common stock exceeds $4.40 per share for 20 consecutive trading days and there is an effective registration statement registering the shares of common stock underlying the Private Placement Warrants at the time of the call of the Private Placement Warrants.

Copies of the Private Placement Warrants as amended are being filed as Exhibits 4.1 – 4.6 to this Report, and are incorporated by reference in this Item 3.03.

ITEM 9.01                                FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits

Exhibit 4.1	Form of US Warrant Certificate Dated February 23, 2007, as amended on December 29, 2008.
Exhibit 4.2	Form of US Broker’s Warrant Certificate Dated February 23, 2007, as amended on December 29, 2008.
Exhibit 4.3	Form of Non-US Warrant Certificate Dated February 23, 2007, as amended on December 29, 2008.
Exhibit 4.4	Form of Non-US Broker’s Warrant Certificate Dated February 23, 2007, as amended on December 29, 2008.
Exhibit 4.5	Form of Warrant Certificate Dated March 22, 2007, as amended on December 29, 2008.
Exhibit 4.6	Form of Broker’s Warrant Certificate Dated March 22, 2007, as amended on December 29, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: January 2, 2009

SEARCHLIGHT MINERALS CORP.

By:	/s/ Ian R. McNeil
Ian R. McNeil
President

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 4.1	Form of US Warrant Certificate Dated February 23, 2007, as amended on December 29, 2008.
Exhibit 4.2	Form of US Broker’s Warrant Certificate Dated February 23, 2007, as amended on December 29, 2008.
Exhibit 4.3	Form of Non-US Warrant Certificate Dated February 23, 2007, as amended on December 29, 2008.
Exhibit 4.4	Form of Non-US Broker’s Warrant Certificate Dated February 23, 2007, as amended on December 29, 2008.
Exhibit 4.5	Form of Warrant Certificate Dated March 22, 2007, as amended on December 29, 2008.
Exhibit 4.6	Form of Broker’s Warrant Certificate Dated March 22, 2007, as amended on December 29, 2008.